UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2014

LYDALL, INC.
(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	6042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 22, 2014, Lydall, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Elimination eliminating from its Certificate of Incorporation, as amended and restated, the designation of certain shares of its preferred stock as Series A Junior Participating Preferred Stock; as a result, all shares of preferred stock designated as Series A Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of undesignated preferred stock.
On December 22, 2014, the Company filed with the Secretary of State of the State of Delaware Certificates of Correction correcting the inadvertent omission of a provision regarding the Board of Director’s authority to make, alter and repeal the By-Laws of the Company from its Certificate of Incorporation filed on August 26, 1987 and from its Restated Certificates of Incorporation filed on May 14, 1992 and on May 12, 1993.
The Certificate of Elimination and the three Certificates of Correction are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit     Exhibit
Number    Description

3.1	Certificate of Elimination

3.2	Certificate of Correction

3.3	Certificate of Correction

3.4	Certificate of Correction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 23, 2014	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Certificate of Elimination
3.2	Certificate of Correction
3.3	Certificate of Correction
3.4	Certificate of Correction

Exhibit 3.1

CERTIFICATE OF ELIMINATION OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
LYDALL, INC.

Pursuant to Section 151(g) of the General Corporation Law
of the State of Delaware

Lydall, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:
That, pursuant to Section 151 of the General Corporation Law of the State of Delaware and the authority granted in the Restated Certificate of Incorporation of the Company, as theretofore amended, the Board of Directors of the Company, by resolution duly adopted, authorized the issuance of a series of preferred stock designated Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”), and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof, and, on June 28, 1999, filed a Certificate of Designation with respect to such Preferred Stock in the office of the Secretary of State of the State of Delaware (the “Certificate of Designation”).
That no shares of said Preferred Stock are outstanding and no shares thereof will be issued subject to said Certificate of Designation.
That the Board of Directors of the Company has adopted the following resolutions:
WHEREAS, by resolution of the Board of Directors of the Company and by a Certificate of Designation (the “Certificate of Designation”) filed in the office of the Secretary of State of the State of Delaware on June 28, 1999, the Company authorized the issuance of a series of preferred stock designated Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”) and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof; and
WHEREAS, as of the date hereof, no shares of such Preferred Stock are outstanding and no shares of such Preferred Stock will be issued subject to said Certificate of Designation; and
WHEREAS, it is desirable that all matters set forth in the Certificate of Designation with respect to such Preferred Stock be eliminated from the Restated Certificate of Incorporation, as heretofore amended, of the Company.
NOW, THEREFORE, BE IT AND IT HEREBY IS:
RESOLVED, that as of the date hereof, no shares of such Preferred Stock are outstanding and no shares of such Preferred Stock will be issued subject to said Certificate of Designation; and it is further

RESOLVED, that all matters set forth in the Certificate of Designation with respect to such Preferred Stock be eliminated from the Restated Certificate of Incorporation, as heretofore amended, of the Company; and it is further
RESOLVED, that the officers of the Company be, and hereby are, authorized and directed to file a Certificate of Elimination with the office of the Secretary of State of the State of Delaware setting forth a copy of these resolutions whereupon all matters set forth in the Certificate of Designation with respect to such Preferred Stock shall be eliminated from the Restated Certificate of Incorporation, as heretofore amended, of the Company.
That, accordingly, all matters set forth in the Certificate of Designation with respect to the Preferred Stock be, and hereby are, eliminated from the Restated Certificate of Incorporation, as heretofore amended, of the Company.
IN WITNESS WHEREOF, Lydall, Inc. has caused this Certificate to be executed by its duly authorized officer this 22nd day of December, 2014.

LYDALL, INC.

By:	/S/ Chad A. McDaniel
Name: Chad A. McDaniel
Title: Vice President, General Counsel & Secretary

Exhibit 3.2

CERTIFICATE OF CORRECTION
TO THE
CERTIFICATE OF INCORPORATION
OF
LYDALL, INC.

LYDALL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:
The name of the Corporation is Lydall, Inc.
A Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 26, 1987 and said Certificate of Incorporation requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.
The inaccuracy or defect of said Certificate of Incorporation to be corrected is that a paragraph to be included in ARTICLE 7 of said Certificate of Incorporation was inadvertently omitted from said Certificate of Incorporation.
The Certificate of Incorporation should be corrected to add the following paragraph to the end of ARTICLE 7 on page 10:
“In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Company is expressly authorized to make, alter and repeal the By-Laws of the Company.”
IN WITNESS WHEREOF, LYDALL, INC. has caused this Certificate of Correction to the Certificate of Incorporation to be executed this 22nd day of December, 2014.

LYDALL, INC.

By:	/S/ Chad A. McDaniel
Name: Chad A. McDaniel
Title: Vice President, General Counsel & Secretary

Exhibit 3.3

CERTIFICATE OF CORRECTION
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
LYDALL, INC.

LYDALL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:
The name of the Corporation is Lydall, Inc.
A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 14, 1992 and said Restated Certificate of Incorporation requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.
The inaccuracy or defect of said Restated Certificate of Incorporation to be corrected is that a paragraph to be included in ARTICLE 7 of said Restated Certificate of Incorporation was inadvertently omitted from said Restated Certificate of Incorporation.
The Restated Certificate of Incorporation should be corrected to add the following paragraph to the end of ARTICLE 7 on page 3:
“In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Company is expressly authorized to make, alter and repeal the By-Laws of the Company.”
IN WITNESS WHEREOF, LYDALL, INC. has caused this Certificate of Correction to the Restated Certificate of Incorporation to be executed this 22nd day of December, 2014.

LYDALL, INC.

By:	/S/ Chad A. McDaniel
Name: Chad A. McDaniel
Title: Vice President, General Counsel & Secretary

Exhibit 3.4

CERTIFICATE OF CORRECTION
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
LYDALL, INC.

LYDALL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:
The name of the Corporation is Lydall, Inc.
A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 12, 1993 and said Restated Certificate of Incorporation requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.
The inaccuracy or defect of said Restated Certificate of Incorporation to be corrected is that a paragraph to be included in ARTICLE 7 of said Restated Certificate of Incorporation was inadvertently omitted from said Restated Certificate of Incorporation.
The Restated Certificate of Incorporation should be corrected to add the following paragraph to the end of ARTICLE 7 on page 3:
“In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Company is expressly authorized to make, alter and repeal the By-Laws of the Company.”
IN WITNESS WHEREOF, LYDALL, INC. has caused this Certificate of Correction to the Restated Certificate of Incorporation to be executed this 22nd day of December, 2014.

LYDALL, INC.

By:	/S/ Chad A. McDaniel
Name: Chad A. McDaniel
Title: Vice President, General Counsel & Secretary